Exhibit 99.2

Franklin Street Properties Corp. Supplemental Operating & Financial Data 401 Edgewater Place ~Wakefield, MA 01880 781.557.1300.~ www.fspreit.com

First Quarter 2024 Table of Contents

	Page		Page

Company Information	3	Tenant Analysis and Leasing Activity
		Tenants by Industry	17
Key Financial Data		20 Largest Tenants with Annualized Rent and Remaining Term	18-19
Financial Highlights	4	Leasing Activity	20
Income Statements	5	Lease Expirations by Square Feet	21
Balance Sheets	6	Lease Expirations with Annualized Rent per Square Foot	22
Cash Flow Statements	7	Capital Expenditures	23
Property Net Operating Income (NOI)	8

Reconciliation		Disposition Activity	24
FFO & AFFO	9
EBITDA	10	Loan Portfolio of Secured Real Estate	25
Property NOI	11
		Net Asset Value Components	26
Debt Summary	12
		Appendix: Non-GAAP Financial Measures Definitions
Capital Analysis	13	FFO	27
		EBITDA and NOI	28
Owned and Consolidated Portfolio Overview	14-16	AFFO	29

All financial information contained in this supplemental information package is unaudited.  In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws.  Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Factors that could cause actual results to differ materially from FSP’s current expectations include adverse changes in general economic or local market conditions, including as a result of geopolitical events, the long-term effects of the COVID-19 pandemic and wars, terrorist attacks or other acts of violence, which may negatively affect the markets in which we and our tenants operate, inflation rates, increasing interest rates, disruptions in the debt markets, economic conditions in the markets in which we own properties, risks of a lessening of demand for the types of real estate owned by us, adverse changes in energy prices, which if sustained, could negatively impact occupancy and rental rates in the markets in which we own properties, including energy-influenced markets such as Dallas, Denver and Houston, changes in government regulations and regulatory uncertainty, uncertainty about governmental fiscal policy and expenditures that cannot be anticipated such as utility rate and usage increases, delays in construction schedules, unanticipated increases in construction costs, unanticipated repairs, additional staffing, insurance increases and real estate tax valuation reassessments.  FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

			45 South Seventh Street Minneapolis, MN

March 31, 2024| Page 2

Company Information

Overview		Snapshot (as of March 31, 2024)

Franklin Street Properties Corp., based in Wakefield, Massachusetts, is focused on infill and central business district (CBD) office properties in the U.S. Sunbelt and Mountain West, as well as select opportunistic markets.  FSP seeks value-oriented investments with an eye towards long-term growth and appreciation, as well as current income.  FSP is a Maryland corporation that operates in a manner intended to qualify as a real estate investment trust (REIT) for federal income tax purposes. FSP’s real estate operations include property acquisitions and dispositions, short-term financing, leasing, development and asset management.

		Corporate Headquarters	Wakefield, MA
		Fiscal Year-End	31-Dec
		Owned & Consolidated Properties	17
		Total Square Feet	5.5 Million
		Trading Symbol	FSP
		Exchange	NYSE American
		Common Shares Outstanding	103,430,353

Our Business		Total Market Capitalization	$0.5 Billion (1)
As of March 31, 2024, the Company owned a portfolio of real estate consisting of 16 owned properties and one consolidated Sponsored REIT. The Company may also pursue, on a selective basis, the sale of its properties in order to take advantage of the value creation and demand for its properties, for geographic, property specific reasons or for other general corporate purposes.		Insider Holdings	6.60%

Management Team

George J. Carter	Jeffrey B. Carter
Chief Executive Officer and	President and Chief Investment
Chairman of the Board	Officer

John G. Demeritt	Scott H. Carter
Executive Vice President, Chief	Executive Vice President, General
Financial Officer and Treasurer	Counsel and Secretary

John F. Donahue	Eriel Anchondo
Executive Vice President	Executive Vice President and Chief Operating Officer	1420 Peachtree Street NE Atlanta, GA

Inquiries
Inquiries should be directed to: Georgia Touma
877.686.9496 or InvestorRelations@fspreit.com (1) Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding.

March 31, 2024| Page 3

Summary of Financial Highlights

(in thousands except per share amounts, SF & number of properties)
	31-Mar-24	31-Dec-23	30-Sep-23	30-Jun-23	31-Mar-23
Income Items:
Rental revenue	$31,225	$34,519	$36,903	$36,257	$37,767
Total revenue	31,225	34,771	36,903	36,266	37,767
Net income (loss)	(7,552)	3,575	(45,671)	(8,420)	2,406
Adjusted EBITDA*	11,113	13,112	13,718	13,178	14,269
FFO*	4,193	6,938	7,509	7,110	8,407
AFFO*	(659)	(4,462)	1,777	(903)	1,810

Per Share Data:
Earnings (loss) per share	$(0.07)	$0.03	$(0.44)	$(0.08)	$0.02
FFO*	$0.04	$0.07	$0.07	$0.07	$0.08
AFFO*	$(0.01)	$(0.04)	$0.02	$(0.01)	$0.02
Weighted Average Shares (diluted)	103,430	103,430	103,430	103,330	103,236
Closing share price	$2.27	$2.56	$1.85	$1.45	$1.57
Dividend declared	$0.01	$0.01	$0.01	$0.01	$0.01

Balance Sheet Items:
Real estate, net	$884,733	$890,824	$921,581	$1,081,959	$1,095,915
Other assets, net	154,230	278,506	230,192	117,350	117,767
Total assets, net	1,038,963	1,169,330	1,151,773	1,199,309	1,213,682
Total liabilities, net	335,099	456,525	440,447	440,215	444,387
Shareholders equity	703,864	712,805	711,326	759,094	769,295

Market Capitalization and Debt:
Total Market Capitalization (a)	$537,787	$669,782	$586,346	$549,974	$562,080
Total debt outstanding (excluding unamortized financing costs)	$303,000	$405,000	$395,000	$400,000	$400,000
Debt to Total Market Capitalization	56.3%	60.5%	67.4%	72.7%	71.2%
Net Debt to Adjusted EBITDA ratio*	6.0	5.3	7.0	7.5	6.8

Owned Properties Leasing Statistics (b):
Owned properties assets	16	17	19	20	20
Owned properties total SF	5,264,416	5,565,782	5,992,700	6,056,898	6,049,466
Owned properties % leased	73.3%	74.0%	74.8%	75.7%	73.9%

(a)	Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding on that date.
(b)	Excludes one property known as Monument Circle that was consolidated in our financial statements effective January 1, 2023. Please see the note: Consolidation of Sponsored REIT on page 25 for more information.

*	See pages 9 & 10 for reconciliations of Net income or loss to FFO, AFFO and Adjusted EBITDA, respectively, and the Appendix for Non-GAAP Financial Measures Definitions beginning on page 27.

March 31, 2024| Page 4

Condensed Consolidated Income Statements ($ in thousands, except per share amounts)

	For the Three					For the
	Months Ended	For the Three Months Ended				Year Ended
	31-Mar-24	31-Mar-23	30-Jun-23	30-Sep-23	31-Dec-23	31-Dec-23

Revenue:
Rental	$31,225	$37,767	$36,257	$36,903	$34,519	$145,446
Other	—	—	9	—	252	261
Total revenue	31,225	37,767	36,266	36,903	34,771	145,707

Expenses:
Real estate operating expenses	11,019	12,690	12,140	12,797	13,105	50,732
Real estate taxes and insurance	5,936	6,973	7,169	7,115	5,943	27,200
Depreciation and amortization	11,625	14,727	14,645	13,408	11,958	54,738
General and administrative	4,159	3,817	3,767	3,265	3,172	14,021
Interest	6,846	5,806	6,084	6,209	6,219	24,318
Total expenses	39,585	44,013	43,805	42,794	40,397	171,009

Loss on extinguishment of debt	(137)	(67)	—	(39)	—	(106)
Gain on consolidation of Sponsored REIT	—	394	—	—	—	394
Gain (loss) on sale of properties and impairment of assets held for sale, net	(5)	8,392	(806)	(39,671)	8,701	(23,384)
Interest income	1,008	—	—	—	567	567
Income (loss) before taxes on income	(7,494)	2,473	(8,345)	(45,601)	3,642	(47,831)
Tax expense on income	58	67	75	70	67	279

Net income (loss)	$(7,552)	$2,406	$(8,420)	$(45,671)	$3,575	$(48,110)

Weighted average number of shares outstanding, basic and diluted	103,430	103,236	103,330	103,430	103,430	103,357

Net income (loss) per share, basic and diluted	$(0.07)	$0.02	$(0.08)	$(0.44)	$0.03	$(0.47)

March 31, 2024| Page 5

$ in thousands, except per share amounts)
Condensed Consolidated Balance Sheets (in thousands)

	March 31,	March 31,	June 30,	September 30,	December 31,
	2024	2023	2023	2023	2023
Assets:
Real estate assets:
Land	$110,298	$130,147	$128,588	$114,298	$110,298
Buildings and improvements	1,137,496	1,367,629	1,362,939	1,183,744	1,133,971
Fixtures and equipment	13,002	11,411	11,612	10,377	12,904
	1,260,796	1,509,187	1,503,139	1,308,419	1,257,173
Less accumulated depreciation	376,063	413,272	421,180	386,838	366,349
Real estate assets, net	884,733	1,095,915	1,081,959	921,581	890,824
Acquired real estate leases, net	5,971	9,620	8,828	7,447	6,694
Assets held for sale	38,947	—	8,860	132,659	73,318
Cash, cash equivalents and restricted cash	37,779	13,110	6,697	13,043	127,880
Tenant rent receivables, net	2,200	3,306	1,938	2,854	2,191
Straight-line rent receivable, net	40,357	51,703	50,267	43,253	40,397
Prepaid expenses and other assets	4,140	6,125	5,648	5,601	4,239
Office computers and furniture, net of accumulated depreciation	106	145	127	109	123
Deferred leasing commissions, net	24,730	33,758	34,985	25,226	23,664
Total assets	$1,038,963	$1,213,682	$1,199,309	$1,151,773	$1,169,330

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$—	$75,000	$75,000	$80,000	$90,000
Term loan payable, net of unamortized financing costs	149,169	124,365	124,471	114,610	114,707
Series A & Series B Senior Notes	147,340	199,547	199,588	199,629	199,670
Accounts payable and accrued expenses	30,099	37,720	32,501	36,857	41,879
Accrued compensation	1,196	1,189	2,286	3,179	3,644
Tenant security deposits	6,268	5,740	5,666	5,631	6,204
Lease liability	953	655	550	444	334
Acquired unfavorable real estate leases, net	74	171	153	97	87
Total liabilities	335,099	444,387	440,215	440,447	456,525

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	—	—	—	—	—
Common stock	10	10	10	10	10
Additional paid-in capital	1,335,091	1,334,776	1,335,091	1,335,091	1,335,091
Accumulated other comprehensive income	—	3,544	2,480	1,417	355
Accumulated distributions in excess of accumulated earnings	(631,237)	(569,035)	(578,487)	(625,192)	(622,651)
Total stockholders’ equity	703,864	769,295	759,094	711,326	712,805
Total liabilities and stockholders’ equity	$1,038,963	$1,213,682	$1,199,309	$1,151,773	$1,169,330

March 31, 2024| Page 6

Condensed Consolidated Statements of Cash Flows (in thousands)

	Three Months Ended March 31,
	2024	2023
Cash flows from operating activities:
Net income (loss)	$(7,552)	$2,406
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization expense	12,305	15,316
Amortization of above and below market leases	(6)	(18)
Amortization of other comprehensive income into interest expense	(355)	(662)
Loss on extinguishment of debt	137	67
Gain on consolidation of Sponsored REIT	—	(394)
(Gain) loss on sale of properties and impairment of assets held for sale, net	5	(8,392)
Changes in operating assets and liabilities:
Tenant rent receivables	(9)	(1,105)
Straight-line rents	206	(332)
Lease acquisition costs	(122)	(818)
Prepaid expenses and other assets	(400)	(513)
Accounts payable and accrued expenses	(6,677)	(3,317)
Accrued compensation	(2,448)	(2,455)
Tenant security deposits	64	30
Payment of deferred leasing commissions	(2,236)	(908)
Net cash used in operating activities	(7,088)	(1,095)

Cash flows from investing activities:
Property improvements, fixtures and equipment	(8,759)	(11,420)
Consolidation of Sponsored REIT	—	3,048
Proceeds received from sales of properties	34,329	28,098
Net cash provided by investing activities	25,570	19,726

Cash flows from financing activities:
Distributions to stockholders	(1,034)	(1,033)
Proceeds received from termination of interest rate swap	—	4,206
Borrowings under Bank note payable	—	57,000
Repayments of Bank note payable	(22,667)	(30,000)
Repayments of Term loans payable	(28,963)	(40,000)
Repayments of Series A&B Senior Notes	(50,370)	—
Deferred financing costs	(5,549)	(2,326)
Net cash used in financing activities	(108,583)	(12,153)
Net increase (decrease) in cash, cash equivalents and restricted cash	(90,101)	6,478
Cash, cash equivalents and restricted cash, beginning of period	127,880	6,632
Cash, cash equivalents and restricted cash, end of period	$37,779	$13,110

March 31, 2024| Page 7

Property Net Operating Income (NOI)* with Same Store Comparison (in thousands)

	Rentable
	Square Feet	Three Months Ended	Three Months Ended				Year Ended	Inc	%
(in thousands)	or RSF	31-Mar-24	31-Mar-23	30-Jun-23	30-Sep-23	31-Dec-23	31-Dec-23	(Dec)	Change
Region
East	298	$709	$276	$343	$239	285	$1,143	$433	156.9%
MidWest	757	1,640	2,239	1,718	1,396	1,656	7,009	(599)	(26.8)%
South	2,069	5,266	5,129	5,251	5,359	5,482	21,221	137	2.7%
West	2,140	6,204	6,423	6,412	6,505	5,994	25,334	(219)	(3.4)%
Property NOI* from Owned Properties	5,264	13,819	14,067	13,724	13,499	13,417	54,707	(248)	(1.8)%
Disposition and Acquisition Properties (a)	214	89	3,673	2,847	3,105	1,662	11,287	(3,584)	(19.8)%
Property NOI*	5,478	$13,908	$17,740	$16,571	$16,604	$15,079	$65,994	$(3,832)	(21.6)%

Same Store		$13,819	$14,067	$13,724	$13,499	$13,417	$54,707	$(248)	(1.8)%

Less Nonrecurring
Items in NOI* (b)		246	1,292	301	485	217	2,295	(1,046)	8.0%

Comparative
Same Store		$13,573	$12,775	$13,423	$13,014	$13,200	$52,412	$798	6.2%

(a)	We define Disposition and Acquisition Properties as properties that were sold or acquired or consolidated and do not have operating activity for all periods presented.
(b)	Nonrecurring items in NOI include proceeds from bankruptcies, lease termination fees or other significant nonrecurring income or expenses, which may affect comparability.

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 27.

March 31, 2024| Page 8

FFO* & AFFO* Reconciliation (in thousands, except per share amounts)

						Year
	Three Months Ended	Three Months Ended				Ended
	31-Mar-24	31-Mar-23	30-Jun-23	30-Sep-23	31-Dec-23	31-Dec-23

Net income (loss)	$(7,552)	$2,406	$(8,420)	$(45,671)	$3,575	$(48,110)
(Gain) on consolidation of Sponsored REIT	—	(394)	—	—	—	(394)
(Gain) on sale of properties and impairment of assets held for sale, net	5	(8,392)	806	39,671	(8,701)	23,384
Depreciation & amortization	11,619	14,709	14,633	13,400	11,952	54,694
NAREIT FFO*	4,072	8,329	7,019	7,400	6,826	29,574
Lease Acquisition costs	121	78	91	109	112	390
Funds From Operations (FFO)*	$4,193	$8,407	$7,110	$7,509	$6,938	$29,964

Adjusted Funds From Operations (AFFO)*
Funds From Operations (FFO)*	$4,193	$8,407	$7,110	$7,509	$6,938	$29,964
Loss on extinguishment of debt	137	67	—	39	—	106
Amortization of deferred financing costs	680	589	672	665	576	2,502
Shares issued as compensation	—	—	315	—	—	315
Straight-line rent	206	(331)	653	106	198	626
Tenant improvements	(2,619)	(3,047)	(4,381)	(3,653)	(5,295)	(16,376)
Leasing commissions	(2,237)	(908)	(3,230)	(1,114)	(1,649)	(6,901)
Non-investment capex	(1,019)	(2,967)	(2,042)	(1,775)	(5,230)	(12,014)
Adjusted Funds From Operations (AFFO)*	$(659)	$1,810	$(903)	$1,777	$(4,462)	$(1,778)

Per Share Data:
Earnings (loss) per share	$(0.07)	$0.02	$(0.08)	$(0.44)	$0.03	$(0.47)
FFO*	0.04	0.08	0.07	0.07	0.07	0.29
AFFO*	(0.01)	0.02	(0.01)	0.02	(0.04)	(0.02)

Weighted Average Shares (basic and diluted)	103,430	103,236	103,330	103,430	103,430	103,357

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 27.

March 31, 2024| Page 9

EBITDA* & Adjusted EBITDA* Reconciliation (in thousands, except ratio amounts)

						Year
	Three Months Ended	Three Months Ended				Ended
	31-Mar-24	31-Mar-23	30-Jun-23	30-Sep-23	31-Dec-23	31-Dec-23

Net income (loss)	$(7,552)	$2,406	$(8,420)	$(45,671)	$3,575	$(48,110)
Interest expense	6,846	5,806	6,084	6,209	6,219	24,318
Depreciation and amortization	11,619	14,709	14,633	13,400	11,952	54,694
Income taxes	58	67	75	70	67	279
EBITDA*	$10,971	$22,988	$12,372	$(25,992)	$21,813	$31,181
Loss on extinguishment of debt	137	67	—	39	—	106
Gain on consolidation of Sponsored REIT	—	(394)	—	—	—	(394)
(Gain) loss on sale of properties and impairment of assets held for sale, net	5	(8,392)	806	39,671	(8,701)	23,384
Adjusted EBITDA*	$11,113	$14,269	$13,178	$13,718	$13,112	$54,277

Interest expense	$6,846	$5,806	$6,084	$6,209	$6,219	$24,318
Scheduled principal payments	—	—	—	—	—	—
Interest and scheduled principal payments	$6,846	$5,806	$6,084	$6,209	$6,219	$24,318

Interest coverage ratio	1.62	2.46	2.17	2.21	2.11	2.23

Debt service coverage ratio	1.62	2.46	2.17	2.21	2.11	2.23

Debt excluding unamortized financing costs	$303,000	$400,000	$400,000	$395,000	$405,000
Cash, cash equivalents and restricted cash	37,779	13,110	6,697	13,043	127,880
Net Debt (Debt less Cash, cash equivalents and restricted cash)	$265,221	$386,890	$393,303	$381,957	$277,120

Adjusted EBITDA*	$11,113	$14,269	$13,178	$13,718	$13,112
Annualized	$44,452	$57,076	$52,712	$54,872	$52,448

Net Debt-to-Adjusted EBITDA ratio*	6.0	6.8	7.5	7.0	5.3

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 27.

March 31, 2024| Page 10

Reconciliation of Net Income (Loss) to Property NOI* (in thousands)

						Year
	Three Months Ended	Three Months Ended				Ended
	31-Mar-24	31-Mar-23	30-Jun-23	30-Sep-23	31-Dec-23	31-Dec-23
Net income (loss)	$(7,552)	$2,406	$(8,420)	$(45,671)	$3,575	$(48,110)
Add (deduct):
Loss on extinguishment of debt	137	67	—	39	—	106
Gain on consolidation of Sponsored REIT	—	(394)	—	—	—	(394)
(Gain) loss on sale of properties and impairment of assets held for sale, net	5	(8,392)	806	39,671	(8,701)	23,384
Management fee income	(462)	(374)	(427)	(460)	(446)	(1,707)
Depreciation and amortization	11,625	14,727	14,645	13,409	11,957	54,738
Amortization of above/below market leases	(6)	(18)	(12)	(9)	(6)	(45)
General and administrative	4,159	3,817	3,768	3,265	3,171	14,021
Interest expense	6,846	5,806	6,084	6,209	6,219	24,318
Interest income	(1,008)	—	—	—	(567)	(567)
Non-property specific items, net	164	95	127	151	(123)	250
Property NOI*	$13,908	$17,740	$16,571	$16,604	$15,079	$65,994

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 27.

March 31, 2024| Page 11

Debt Summary (in thousands)

		Outstanding	Interest			Interest
	Maturity	Balance at:	Rate (a)			Rate at
	Date	31-Mar-24	Components			31-Mar-24

BofA Term Loan	1-Apr-26	$67,333	SOFR	+	3.00%	8.44%
BMO Term Loan Tranche B	1-Apr-26	86,037	SOFR	+	3.00%	8.44%
Series A Senior Notes	1-Apr-26	86,785				8.00%
Series B Senior Notes	1-Apr-26	62,845				8.00%

		$303,000				8.22%

●	The table above is a summary of our debt as of March 31, 2024. Additional information on our debt can be found in our Quarterly Report on Form 10-Q for the three month period ended March 31, 2024, which may be updated in our future Quarterly Reports on Form 10-Q, on file with the U.S. Securities and Exchange Commission.
●	On February 8, 2023, we terminated all remaining interest rate swaps applicable to the BMO Term Loan and, on February 10, 2023, we received an aggregate of approximately $4.3 million as a result of such terminations.
●	On February 21, 2024, we entered into an amendment to the credit agreement evidencing our BMO Term Loan Tranche B. On February 21, 2024, as part of the amendment to the credit agreement, we repaid a $29.0 million portion of the BMO Term Loan, so that $86.0 million of the principal amount remains outstanding. The amendment, among other items, extended the maturity date from October 1, 2024 to April 1, 2026.
●	On February 21, 2024, we entered into an amendment to the credit agreement evidencing our BofA Revolver. On February 21, 2024, as part of the amendment to the revolving line of credit agreement, we repaid a $22.7 million portion of the $90 million then outstanding, so that $67.3 million of the principal amount remains outstanding. The amendment, among other items, extended the maturity date from October 1, 2024 to April 1, 2026 and converted the revolving loan to a term loan.
●	On February 21, 2024, we entered into an amendment to the note purchase agreement evidencing our $200 million of Senior Notes. On February 21, 2024, as part of the amendment to the note purchase agreement, we repaid a $29.2 million portion of the Series A Notes, so that $86.8 million of the principal amount remains outstanding. On February 21, 2024, as part of the amendment to note purchase agreement, we repaid a $21.2 million portion of the Series B Notes, so that $62.8 million of the principal amount remains outstanding. The amendment, among other items, changed the maturity date applicable to the Series A Notes from December 20, 2024 to April 1, 2026, and changed the maturity date applicable to the Series B Notes from December 20, 2027 to April 1, 2026.
●	We incurred financing costs, some of which are deferred and amortized into interest expense during the terms of the loans we execute. We estimate the future annualized amount of the amortization included in interest expense will be approximately $3.3 million.

(a)	Interest rates exclude amortization of deferred financing costs.

March 31, 2024| Page 12

Capital Analysis (in thousands, except per share amounts)

	31-Mar-24	31-Mar-23	30-Jun-23	30-Sep-23	31-Dec-23
Market Data:
Shares Outstanding	103,430	103,236	103,430	103,430	103,430
Closing market price per share	$2.27	$1.57	$1.45	$1.85	$2.56
Market capitalization	$234,787	$162,080	$149,974	$191,346	$264,782
Total debt outstanding excluding unamortized financing costs	303,000	400,000	400,000	395,000	405,000
Total Market Capitalization	$537,787	$562,080	$549,974	$586,346	$669,782

Dividend Data:
Total dividends declared for the quarter	$1,034	$1,033	$1,032	$1,034	$1,034
Common dividend declared per share	$0.01	$0.01	$0.01	$0.01	$0.01
Declared dividend as a % of Net income (loss) per share	(14)%	43%	(12)%	(2)%	29%
Declared dividend as a % of AFFO* per share	(157)%	57%	(114)%	58%	(23)%

Liquidity:
Cash, cash equivalents and restricted cash	$37,779	$13,110	$6,697	$13,043	$127,880
Revolver (converted to Term Loan 2/21/24):
Gross potential available under the BofA Revolver	—	150,000	150,000	150,000	125,000
Less:
Outstanding balance	—	(75,000)	(75,000)	(80,000)	(90,000)
Total Liquidity	$37,779	$88,110	$81,697	$83,043	$162,880

*See page 9 for a reconciliation of Net Income (Loss) to AFFO and the Appendix for Non-GAAP Financial Measures Definitions beginning on page 27.

March 31, 2024| Page 13

Owned & Consolidated Portfolio Overview

	As of the Quarter Ended
	31-Mar-24	31-Dec-23	30-Sep-23	30-Jun-23	31-Mar-23
Total Owned Properties:
Number of properties (a)	16	17	19	20	20
Square feet	5,264,416	5,565,782	5,992,700	6,056,898	6,049,466
Leased percentage	73.3%	74.0%	74.8%	75.7%	73.9%

Consolidated Property - Single Asset REIT (SAR):
Number of properties	1	1	1	1	1
Square feet	213,760	213,760	213,760	213,760	213,760
Leased percentage	4.1%	4.1%	4.1%	4.1%	4.1%

Total Owned and Consolidated Properties:
Number of properties	17	18	20	21	21
Square feet	5,478,176	5,779,542	6,206,460	6,270,658	6,263,226
Leased percentage	70.6%	71.5%	72.4%	73.3%	71.5%

(a)	Includes one property that remains classified as an asset held for sale as of March 31, 2024.

March 31, 2024| Page 14

Owned & Consolidated Portfolio Overview

				Percent	Wtd Occupied	GAAP					Percent	Wtd Occupied	GAAP
MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)	MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)

East Region							Midwest Region

Richmond, VA							Minneapolis
Innsbrook	Glen Allen	VA	298,183	90.5%	81.3%	$19.40	121 South 8th Street	Minneapolis	MN	297,541	77.6%	77.5%	$26.50
							801 Marquette Ave	Minneapolis	MN	129,691	91.8%	91.8%	25.38
							Plaza Seven	Minneapolis	MN	330,096	61.6%	59.5%	29.06

							Indianapolis, IN
							Monument Circle (c)	Indianapolis	IN	213,760	4.1%	4.1%	32.53

East Region Total			298,183	90.5%	81.3%	$19.40	Midwest Region Total			971,088	57.9%	57.1%	$27.26

(a)	Weighted Occupied Percentage for the three months ended March 31, 2024.
(b)	Weighted Average GAAP Rent per Occupied Square Foot.
(c)	Consolidated as of January 1, 2023, property held by Single Asset REIT (SAR).

March 31, 2024| Page 15

Owned & Consolidated Portfolio Overview

				Percent	Wtd Occupied	GAAP					Percent	Wtd Occupied	GAAP
MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)	MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)

South Region							West Region

Dallas-Fort Worth							Denver
Legacy Tennyson Center	Plano	TX	209,562	53.1%	50.8%	$30.76	1999 Broadway	Denver	CO	682,639	51.5%	51.6%	$34.94
Addison Circle	Addison	TX	289,333	79.4%	79.4%	35.14	Greenwood Plaza	Englewood	CO	196,236	66.3%	66.3%	30.42
Liberty Plaza	Addison	TX	217,841	77.2%	73.3%	25.20	1001 17th Street	Denver	CO	649,235	76.5%	71.1%	37.53
							600 17th Street	Denver	CO	612,135	78.8%	78.2%	34.91
Houston
Park Ten	Houston	TX	157,609	83.8%	83.8%	29.67	West Region Total			2,140,245	45.0%	66.4%	$35.36
Eldridge Green	Houston	TX	248,399	100.0%	100.0%	25.49
Park Ten Phase II	Houston	TX	156,746	95.0%	95.0%	29.78	Total Owned & Consolidated Properties			5,478,176	70.6%	68.5%	$30.81
Westchase I & II	Houston	TX	629,025	65.0%	60.7%	27.38

Atlanta
Pershing Plaza (c)	Atlanta	GA	160,145	79.8%	79.8%	39.64

South Region Total			2,068,660	76.2%	74.2%	$29.69

(a)	Weighted Occupied Percentage for the three months ended March 31, 2024.
(b)	Weighted Average GAAP Rent per Occupied Square Foot.
(c)	Property was classified as an asset held for sale as of March 31, 2024.

March 31, 2024| Page 16

Tenants by Industry (Owned and Consolidated Properties by Square Feet)

Medical & Social Services 2%
Communications 2%
Banking 3%
Other 3%
Wholesalers 4%
Insurance 5%
Manufacturing 5%
Real Estate 6%
General Business Services 6%
Architecture & Engineering 7%
Professional Services 8%
Technology 9%
Government 9%
Legal Services 9%
Oil & Gas 22%

March 31, 2024| Page 17

20 Largest Tenants with Annualized Rent and Remaining Term (Owned and Consolidated Properties)

			Remaining	Aggregate			% of Aggregate
	Tenant	Number of	Lease Term	Leased	% of Total	Annualized	Leased
	Name	Leases	in Months	Square Feet	Square Feet	Rent (a)	Annualized Rent

1	CITGO Petroleum Corporation	1	108	248,399	4.5%	$7,384,902	6.1%
2	EOG Resources, Inc.	1	33	169,167	3.1%	6,392,821	5.3%
3	US Government (b)	2	22, 83	168,573	3.1%	6,468,376	5.4%
4	Commonwealth of Virginia (c)	1	124	127,500	2.3%	—	0.0%
5	Kaiser Foundation Health Plan, Inc.	1	62	120,979	2.2%	4,078,064	3.4%
6	Swift, Currie, McGhee & Hiers, LLP	1	114	101,296	1.9%	4,313,600	3.6%
7	Deluxe Corporation	1	160	98,922	1.8%	2,988,895	2.5%
8	Ping Identity Corp.	1	27	89,856	1.7%	3,786,532	3.2%
9	Permian Resources Operating, LLC	1	91	67,856	1.2%	2,970,057	2.5%
10	PwC US Group (d)	1	4, 58	66,304	1.2%	2,327,301	1.9%
11	Hall and Evans LLC	1	65	65,878	1.2%	2,574,309	2.1%
12	Cyxtera Management, Inc.	1	70	61,826	1.1%	2,435,326	2.0%
13	Precision Drilling (US) Corporation	1	50	59,569	1.1%	2,074,193	1.7%
14	Olin Corporation	1	72	54,080	1.0%	1,739,754	1.5%
15	ChemTreat Inc.	1	93	49,548	0.9%	864,612	0.7%
16	Coresite, LLC	1	140	49,518	0.9%	2,038,656	1.7%
17	GE Vernova International LLC (e)	1	1	47,559	0.9%	1,049,627	0.9%
18	Schwegman, Lundberg & Woessner, P.A.	1	46	46,269	0.8%	1,406,279	1.2%
19	Hargrove and Associates, Inc.	1	2	44,139	0.8%	1,482,062	1.2%
20	Invenergy, LLC. (f)	2	7, 139	42,505	0.8%	—	0.0%

			Total	1,779,743	32.5%	$56,375,366	46.9%

Footnotes on next page

March 31, 2024| Page 18

20 Largest Tenants with Annualized Rent and Remaining Term (Owned and Consolidated Properties)

Footnotes:

(a) Annualized rent represents the monthly rent charged, including tenant reimbursements, for each lease in effect at March 31, 2024 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(b) Includes 43,573 square feet expiring in 2026. The remaining 125,000 square feet expire in 2031.

(c) Lease (i) commenced for 100,010 square feet in January 2024 with rent commencing on August 1, 2024 and (ii) commences for 27,490 square feet on May 1, 2024 with rent commencing on July 1, 2025.

(d) Includes 11,970 square feet expiring in 2024. The remaining 54,334 square feet expire in 2029.

(e) Leased 44,908 square feet to ChemTreat commencing August 1, 2024 with rent commencing on January 1, 2025.

(f) Includes 7,417 square feet expiring in 2024; 28,013 square feet commencing on November 1, 2024 and 7,075 commencing in 2026 and 2027.

March 31, 2024| Page 19

Leasing Activity (Owned and Consolidated Properties)

			Year	Year
	Three Months Ended		Ended	Ended
Leasing Activity	31-Mar-24	31-Mar-23	31-Dec-23	31-Dec-22
(in Square Feet - SF)
New leasing	61,000	48,000	228,000	275,000
Renewals and expansions	136,000	81,000	478,000	160,000
	197,000	129,000	706,000	435,000

Other information per SF
(Activity on a year-to-date basis)
GAAP Rents on leasing	$26.96	$32.87	$29.71	$33.27
Weighted average lease term	6.8 Years	6.1 Years	6.8 Years	6.4 Years

Increase over average GAAP rents in prior year (a)	13.8%	5.7%	7.4%	10.6%

Average free rent	5 Months	5 Months	6 Months	6 Months
Tenant Improvements	$29.23	$28.53	$22.42	$31.86
Leasing Costs	$9.00	$9.71	$10.56	$11.80

(a)  The increase or decrease percentage is calculated by comparing average GAAP rents at properties that had leasing activity in the current year to average GAAP rents at the same properties in the prior year.

March 31, 2024| Page 20

Lease Expirations by Square Feet (Owned and Consolidated Properties)

March 31, 2024| Page 21

Lease Expirations with Annualized Rent per Square Foot (SF) (Owned and Consolidated Properties)

			Rentable			Annualized	Percentage
	Number of		Square			Rent	of Total
Year of	Leases		Footage		Annualized	Per Square	Annualized
Lease	Expiring		Subject to		Rent Under	Foot Under	Rent Under
Expiration	Within the		Expiring		Expiring	Expiring	Expiring	Cumulative
December 31,	Year (a)		Leases (e)		Leases (b)	Leases	Leases	Total

2024	31	(c)	306,956		$9,700,471	$31.60	8.1%	8.1%
2025	55		437,707		15,211,794	34.75	12.6%	20.7%
2026	40		552,224		19,983,598	36.19	16.6%	37.3%
2027	27		289,852		10,068,000	34.73	8.4%	45.7%
2028	18		230,432		7,426,647	32.23	6.2%	51.9%
2029	31		490,706		14,207,017	28.95	11.8%	63.7%
2030	11		248,946		8,234,360	33.08	6.8%	70.5%
2031	8		256,836		9,471,553	36.88	7.9%	78.4%
2032	3		107,827		1,855,732	17.21	1.5%	79.9%
2033	7		461,076		15,961,175	34.62	13.3%	93.2%
2034 and thereafter	37		485,351	(d)	8,172,017	16.84	6.8%	100.0%
Leased total	268		3,867,913		$120,292,363	$31.10	100.0%
Owned property vacant SF			1,405,218
Monument Circle vacant SF (e)			205,045
Total Portfolio Square Footage			5,478,176

(a)	The number of leases approximates the number of tenants. Tenants with lease maturities in different years are included in annual totals for each lease. Tenants may have multiple leases in the same year.
(b)	Annualized rent represents the monthly rent charged, including tenant reimbursements, for each lease in effect at March 31, 2024 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.
(c)	Includes 2 leases that are month-to-month.
(d)	Includes 53,315 square feet that are non-revenue producing building amenities.
(e)	Includes one property known as Monument Circle that was consolidated in our financial statements effective January 1, 2023. Please see the note: Consolidation of Sponsored REIT on page 25 for more information.

March 31, 2024| Page 22

Capital Expenditures (Owned and Consolidated Properties)

(in thousands)
For the Three Months Ended
31-Mar-24

Tenant improvements	$2,619
Deferred leasing costs	2,237
Non-investment capex	1,019
Total Capital Expenditures	$5,875

	For the Three Months Ended				Year Ended
	31-Mar-23	30-Jun-23	30-Sep-23	31-Dec-23	31-Dec-23

Tenant improvements	$3,047	$4,381	$3,653	$5,295	$16,376
Deferred leasing costs	908	3,230	1,114	1,649	6,901
Non-investment capex	2,967	2,042	1,775	5,230	12,014
Total Capital Expenditures	$6,922	$9,653	$6,542	$12,174	$35,291

First generation leasing and investment capital was $0.0 million for the three months ended March 31, 2024 and $1.5 million for the year ended December 31, 2023.

March 31, 2024| Page 23

Disposition Activity (in thousands except for Square Feet)

Recent Dispositions:					Gross Sale	Gain (loss)
	City	State	Square Feet	Date Sold	Proceeds	on Sale
2024
Collins Crossing	Richardson	TX	300,887	1/26/24	$35,000	$(2,145)

2023
Northwest Point	Elk Grove	IL	177,095	3/10/23	$29,125	$8,391
Forest Park	Charlotte	NC	64,198	8/9/23	9,200	(844)
Liberty Plaza (a)	Addison	TX	n/a	8/23/23	157	53
One Legacy Circle	Plano	TX	214,110	10/26/23	48,000	10,558
Blue Lagoon Drive	Miami	FL	213,182	12/6/23	68,000	(18,872)

2022
380 Interlocken	Broomfield	CO	240,359	8/31/22	$42,000	$5,665
390 Interlocken	Broomfield	CO	241,512	8/31/22	60,500	18,412
909 Davis	Evanston	IL	195,098	12/28/22	27,750	3,939

2021
One Ravinia	Atlanta	GA	386,602	5/27/21	$74,879	$29,075
Two Ravinia	Atlanta	GA	411,047	5/27/21	71,771	29
One Overton Park	Atlanta	GA	387,267	5/27/21	72,850	(6,336)
Loudoun Tech Center	Dulles	VA	136,658	6/29/21	17,250	(2,148)
River Crossing	Indianapolis	IN	205,729	8/31/21	35,050	(1,734)
Timberlake	Chesterfield	MO	234,496	9/23/21	44,667	6,184
Timberlake East	Chesterfield	MO	117,036	9/23/21	22,333	4,111
999 Peachtree	Atlanta	GA	621,946	10/22/21	223,900	86,766
Meadow Point	Chantilly	VA	138,537	11/16/21	25,500	1,878
Stonecroft	Chantilly	VA	111,469	11/16/21	14,500	(4,768)

2020
Emperor Boulevard	Durham	NC	259,531	12/23/20	$89,700	$41,928

(a)	Conveyance of approximately 7,826 square feet of land as part of a road revitalization project.

March 31, 2024| Page 24

Loan Portfolio of Secured Real Estate (in thousands)

(dollars in thousands, except footnotes)			Maximum	Amount	Interest
		Maturity	Amount	Outstanding	Rate at
Sponsored REIT	Location	Date	of Loan	31-Mar-24	31-Mar-24

Mortgage loan secured by property
FSP Monument Circle LLC (1)	Indianapolis, IN	30-Sep-24	$24,000	$24,000	7.51%
			$24,000	$24,000

(1)	Includes an origination fee of $164,000 and an exit fee of $38,000 when repaid by the borrower.

On September 26, 2023, the maturity date of this mortgage loan was extended to September 30, 2024. The mortgage loan is secured by the property and has been eliminated in consolidation, which is explained below.

Consolidation of Sponsored REIT

As of January 1, 2023, we consolidated Monument Circle into our financial statements.  On October 29, 2021, we agreed to amend and restate our existing loan to Monument Circle that is secured by a mortgage on real estate owned by Monument Circle, which we refer to as the Sponsored REIT Loan.  The amended and restated Sponsored REIT Loan extended the maturity date from December 6, 2022 to June 30, 2023 (and was further extended to September 30, 2023 on June 26, 2023), increased the aggregate principal amount of the loan from $21 million to $24 million, and included certain other modifications.  On September 26, 2023, the maturity date was extended to September 30, 2024.  In consideration of our agreement to amend and restate the Sponsored REIT Loan, we obtained from the stockholders of Monument Circle the right to vote their shares in favor of any sale of the property owned by Monument Circle any time on or after January 1, 2023.  As a result of our obtaining this right to vote shares, GAAP variable interest entity (VIE) rules required us to consolidate Monument Circle as of January 1, 2023.  A gain on consolidation of approximately $0.4 million was recognized in the three months ended March 31, 2023.

Additional information about the consolidation of Monument Circle can be found in Note 1, “Organization, Properties, Basis of Presentation, Financial Instruments, and Recent Accounting Standards – Variable Interest Entities (VIEs)” and Note 2, “Related Party Transactions and Investments in Non-Consolidated Entities - Management fees and interest income from loans”, in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2023.

March 31, 2024| Page 25

Net Asset Value Components

(in thousands except per share data)
	As of
	31-Mar-24	Assets:		Other information:
Total Market Capitalization Values		Straight-line rent receivable	$40,357	Leased SF to be FFO producing
Shares outstanding	103,430.4	Assets held for sale	38,947	during 2024 (in 000's)	100
Closing price	$2.27	Cash, cash equivalents and restricted cash	37,779
Market capitalization	$234,787	Tenant rent receivables	2,200	Straight-line rental revenue current quarter	$(206)
Debt	303,000	Prepaid expenses	3,204
Total Market Capitalization	$537,787	Office computers and furniture	106
		Other assets:
		Deferred financing costs, net	6,491
	3 Months	Other assets - Right-to-Use Asset	936
	Ended		$130,020
NOI Components	31-Mar-24

Same Store NOI (1)	$13,819
Acquisitions (1) (2)	—	Liabilities:
Property NOI (1)	13,819	Debt (excluding contra for unamortized financing costs)	$303,000	Footnotes to the components
Full quarter adjustment (3)	—	Accounts payable & accrued expenses	31,295	(1) See pages 11 & 30 for definitions and reconciliations.
Stabilized portfolio	$13,819	Tenant security deposits	6,268
		Other liabilities: lease liability	953	(2) Includes NOI from acquisitions not in Same Store.
			$341,516
Financial Statement Reconciliation:				(3) Adjustment to reflect property NOI for a full quarter in the quarter acquired, if necessary.
Rental Revenue	$31,225
Rental operating expenses	(11,019)			(4) HB3 Tax in Texas is classified as an income tax, though we treat it as a real estate tax in Property NOI.
Real estate taxes and insurance	(5,936)
NOI from dispositions & acquisition properties	(89)			(5) Management & other fees are eliminated in consolidation but included in Property NOI.
Taxes (4)	(58)
Management & other fees (5)	(304)
Property NOI (1)	$13,819

March 31, 2024| Page 26

Appendix: Non-GAAP Financial Measure Definitions

Definition of Funds From Operations (“FFO”)

The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders.  The Company defines FFO as net income or loss (computed in accordance with GAAP), excluding gains (or losses) from sales of property, hedge ineffectiveness, acquisition costs of newly acquired properties that are not capitalized and lease acquisition costs that are not capitalized plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on mortgage loans, properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

FFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.

Other real estate companies and the National Association of Real Estate Investment Trusts, or NAREIT, may define this term in a different manner. We have included the NAREIT FFO definition as of May 17, 2016 in the table on page 9 and note that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do.

We believe that in order to facilitate a clear understanding of the results of the Company, FFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

March 31, 2024| Page 27

Appendix: Non-GAAP Financial Measure Definitions

Definition of Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)
and Adjusted EBITDA

EBITDA is defined as net income or loss plus interest expense, income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA excluding hedge ineffectiveness, gains or losses on extinguishment of debt, gains and losses on sales of properties or shares of equity investments or provisions for losses on assets held for sale or equity investments.  EBITDA and Adjusted EBITDA are not intended to represent cash flow for the period, are not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and are not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA and Adjusted EBITDA are presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA or Adjusted EBITDA the same way, this presentation may not be comparable to similarly titled measures of other companies. The Company believes that net income or loss is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA and Adjusted EBITDA.

Definition of Property Net Operating Income (Property NOI)

The Company provides property performance based on Net Operating Income, which we refer to as NOI. Management believes that investors are interested in this information. NOI is a non-GAAP financial measure that the Company defines as net income or loss (the most directly comparable GAAP financial measure) plus general and administrative expenses, depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, hedge ineffectiveness, gains or losses on extinguishment of debt, gains or losses on the sale of assets and excludes non-property specific income and expenses.  The information presented includes footnotes and the data is shown by region with properties owned in the periods presented, which we call Same Store. The comparative Same Store results include properties held for all periods presented.  We also exclude properties that have been acquired, consolidated or placed in service, but that do not have operating activity for all periods presented, dispositions and significant nonrecurring income such as bankruptcy settlements and lease termination fees.  NOI, as defined by the Company, may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income or loss as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

March 31, 2024| Page 28

Appendix: Non-GAAP Financial Measure Definitions

Definition of Adjusted Funds From Operations (AFFO)

The Company also evaluates performance based on Adjusted Funds From Operations, which we refer to as AFFO.  The Company defines AFFO as (1) FFO, (2) excluding loss on extinguishment of debt that is non-cash, (3) excluding our proportionate share of FFO and including distributions received, from non-consolidated REITs, (4) excluding the effect of straight-line rent, (5) plus the amortization of deferred financing costs, (6) plus the value of shares issued as compensation and (7) less recurring capital expenditures that are generally for maintenance of properties, which we call non-investment capex or are second generation capital expenditures.  Second generation costs include re-tenanting space after a tenant vacates, which include tenant improvements and leasing commissions.

We exclude development/redevelopment activities, capital expenditures planned at acquisition and costs to reposition a property. We also exclude first generation leasing costs, which are generally to fill vacant space in properties we acquire or were planned for at acquisition.

AFFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.  Other real estate companies may define this term in a different manner.  We believe that in order to facilitate a clear understanding of the results of the Company, AFFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

March 31, 2024| Page 29

Investor Relations Contact

Georgia Touma ~ 877.686.9496

InvestorRelations@fspreit.com

Franklin Street Properties Corp.

Supplemental Operating & Financial Data

401 Edgewater Place ~Wakefield, MA 01880

781.557.1300 ~ www.fspreit.com

March 31, 2024| Page 30